UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2021 (May 27, 2021)
Designer Brands Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, without par value	DBI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of Designer Brands Inc. (the “Company”) was held on May 27, 2021 via remote communication. At the Annual Meeting, the Company’s shareholders considered and voted on the matters listed below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2021 (the “Proxy Statement”). Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Proposal 1: Election of Director Nominees

The shareholders of the Company elected each of Peter S. Cobb, Roger L. Rawlins, Jay L. Schottenstein, and Joanne Zaiac to the Board of Directors of the Company (the “Board”) to serve as Class II directors until the 2024 annual meeting of shareholders or until he or she resigns, is removed, or otherwise leaves office. The votes were cast as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Peter S. Cobb	108,316,266	2,346,583	6,658,306
Jay L. Schottenstein	98,141,628	12,521,221	6,658,306
Roger L. Rawlins	109,779,589	883,260	6,658,306
Joanne Zaiac	109,454,674	1,208,175	6,658,306

The following persons continue to serve as Class I directors: Harvey L. Sonnenberg and Allan J. Tanenbaum. The following persons continue to serve as Class III directors: Elaine J. Eisenman, Joanna T. Lau, Ekta Singh-Bushell, and Joseph A. Schottenstein.

Proposal 2: Ratification of Auditor

The shareholders of the Company approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2022. The votes were cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,384,512	853,098	83,545	—

Proposal 3: Non-Binding Advisory Vote on the Compensation of Named Executive Officers

The shareholders of the Company approved, on a non-binding, advisory basis, the 2020 compensation of the Company’s named executive officers as reported in the Proxy Statement. The votes were cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,130,107	30,357,638	175,104	6,658,306

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Designer Brands Inc.
		By:	/s/ Michelle C. Krall
Michelle C. Krall
Senior Vice President, General Counsel and Secretary

Date:	May 28, 2021